United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 6, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA

(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

UTi Worldwide Inc.

Current Report on Form 8-K
April 6, 2004

The information in this Current Report on Form 8-K (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5. Other Events

UTi Worldwide Inc., a British Virgin Islands corporation (“UTi” or the “company”), issued a news release dated April 6, 2004 (the “Dividend News Release”) announcing that, on April 6, 2004, the Board of Directors declared a regular cash dividend of $0.115 per ordinary share. The dividend is payable on May 21, 2004 to shareholders of record as of April 30, 2004. The Dividend News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit	Description
99.1	Dividend News Release dated April 6, 2004
99.2	Earnings News Release dated April 6, 2004

Item 12. Results of Operations and Financial Condition

UTi issued a news release dated April 6, 2004 (the “Earnings News Release”) announcing its results for the three- and twelve-month periods ended January 31, 2004. The Earnings News Release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Safe Harbor Statement

Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the company’s discussion of its growth strategy and integration of acquisitions. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including increased competition; integration risks associated with acquisitions; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; risks of international operations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. The historical results achieved by the company are not necessarily indicative of its future prospects. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: April 6, 2004	By:	/s/ Roger I. MacFarlane
Roger I. MacFarlane
Chief Executive Officer